                                   [FPO LOGO]

                  Ellsworth Convertible Growth and Income Fund

                               1998 Annual Report

                               September 30, 1998

                               1998 Annual Report
                               September 30, 1998



Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities and uses other related strategies, with the objectives of providing income and the potential for capital appreciation--which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.



QUARTERLY HISTORY OF NAV AND MARKET PRICE


                     NET ASSET VALUES                 MARKET PRICES
                HIGH       LOW      CLOSE       HIGH       LOW     CLOSE

Dec 31         $13.57    $11.25    $11.55      $12.00    $ 9.94    $10.38


Mar 31          12.58     11.29     12.58       12.25     10.06     11.94


Jun 30          12.80     12.09     12.60       12.25     11.31     11.63


Sep 30          13.18     10.97     11.18       11.75      9.13     10.00


PERFORMANCE THRU 9/30/98
with dividends reinvested

                                     YTD        1YR         5YR        10YR

- Ellsworth market value            -0.98%      5.21%      83.35%     253.33%

- Ellsworth net asset
  value                             -0.78%     -2.39%      73.97%     203.33%

- Lipper average
  of closed-end
  convertible funds                 -5.20%     -6.16%      53.68%     191.64%

- S&P 500                            6.01%      9.06%     147.82%     391.64%

- Russell 2000                     -16.04%    -18.89%      43.74*     143.87*

Performance data represent past results and do not reflect future performance. *Simple appreciation of index


MAJOR INDUSTRY EXPOSURE AS OF 9/30/98


                                                                      % OF
                                                                NET ASSETS
Communications                                                      10.65

Health Care & Drugs                                                 10.57

Entertainment                                                        9.66

Banking                                                              9.33

Retail                                                               8.77

Financial & Insurance                                                7.18

Technology                                                           5.84

Capital Goods                                                        5.34

Energy                                                               4.72

Aerospace                                                            4.38


TOP TEN CONVERTIBLES HELD AS OF 9/30/98


                                                                     % OF
                                                               NET ASSETS
Home Depot, Inc.                                                     4.00
Bell Atlantic Financial exch. for
  Telephone New Zealand                                              3.44
NatWest Markets exch. for Lucent Technologies, Inc.                  3.00
Houston Industries, Inc. exch. for Time Warner, Inc.                 2.44
Republic National Bank of NY exch. for
  Merck & Co.                                                        2.44
BankAtlantic Bancorp                                                 2.29
Jefferson-Pilot Corp. exch. for NationsBank Corp.                    2.24
Morgan Stanley Dean Witter Discover & Co.
  exch. for Boeing Company                                           2.16
Ralston Purina Co. exch. for Interstate Bakeries Corp.               2.13
WBK Trust                                                            2.05


Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Ellsworth Convertible Growth and Income Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

TO OUR SHAREHOLDERS:

       Market volatility has become the market standard for 1998. In our last report, we indicated that volatility in the financial markets was being caused by foreign economic woes, the year 2000 computer bug, uncertainty over the President's political future and a market that appeared to be ahead of itself. To this list we must now add that there were a number of very large hedge funds that used too much leverage. A number of such funds were forced to liquidate portions of their portfolios totaling many billions of dollars in a very brief of period of time. Further, many of these funds used convertible securities in some of their strategies and included them when selling securities to raise capital. Because of this, convertibles as an asset class underperformed equities, something that they generally don't do in volatile markets. According to Lipper Analytical*, for the nine-months ended September 30, 1998, the average open-end convertible fund's net asset value (NAV) fell 6.11% and the average closed-end convertible fund's NAV fell 5.20%, while that of the general equity funds fell only 4.89%.** Also according to Lipper Analytical, Ellsworth's net asset value (NAV) fell 0.78%+ for that same period.

       Shareholders should note that Ellsworth's investment restrictions do not allow it to borrow money in order to leverage its assets,++ so that when markets do not perform as expected shareholders do not see their losses magnified by that leverage.

       In this last quarter we saw a very short bear market. Several market indices fell by roughly 20% from their peaks in July. This has generally been accepted as the definition of a bear market. It is, in our opinion, a bear market that had again at its root the overuse of leverage. It appears that those institutions that were overleveraged have reduced their positions and should not contribute as massively to volatility in the future. The problems outlined above are still with us and even with the decline, stock prices are not cheap by historical standards. Offsetting these problems are demographic trends that imply continued inflows of retirement funds, U.S. government surpluses reducing the supply of U.S. debt in the marketplace and further improvements in productivity due to the continuation of the information revolution. We intend to remain appropriately invested and are inclined to view the current underperformance of the convertible market as an opportunity to improve the content of our portfolio.

       In the September 30, 1998 edition of the Principia for Closed-End Funds, Morningstar++ continued to rate Ellsworth at four stars (above average). Shareholders who wish a copy of this report should contact us.

       At its September meeting, the Fund's Board of Directors voted to pay a dividend of $1.41. This dividend consists of 4.8 cents per share from net investment income and $1.362 per share of long-term capital gain. The dividend is payable on November 28, 1998 to shareholders of record on November 2, 1998.

       The 1999 annual meeting of shareholders will be held at the Atlantis Golf Club in Atlantis, Florida on January 11, 1999. All shareholders are welcome to attend and we hope to see you there.




/s/ Thomas H. Dinsmore


Chairman of the Board

November 5, 1998



--------------------------------------------------------------------------------
*    Lipper Analytical Services, Inc. is an independent statistical service.
**   59 open-end convertible funds with dividends reinvested
     9 closed-end convertible funds with dividends reinvested
     3670 general equity funds with dividends reinvested.
 +   With all dividends reinvested at NAV.
 ++ The Fund may borrow up to 5% of total assets for temporary or emergency purposes and to finance repurchases of its shares.
 ++  Morningstar is an independent statistical service that rates mutual funds.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS            SEPTEMBER 30, 1998


 PRINCIPAL
  AMONT                                                                                    IDENTIFIED          VALUE
 OR SHARES                                                                                    COST            (NOTE A)
----------                                                                                -------------    --------------
                    ADVERTISING--1.0%
$1,000,000          Interpublic Group Cos., Inc. 1.80% 2004 cv. sub. deb.* (NR)..........   $  836,591        $  888,750
                                                                                           -----------       -----------
                    AEROSPACE--4.4%
 2,000,000          Morgan Stanley Dean Witter Discover & Co. 0% 2000  medium-term
                      exch. notes (A1)...................................................    1,924,318         1,887,500
                      (exch. for Boeing Company common stock)
   350,000          Orbital Sciences Corp. 5% 2002 cv. sub. notes* (B)...................      350,000           427,000
   125,000          Orbital Sciences Corp. 5% 2002 cv. sub. notes - Reg (B)..............      122,656           152,500
   825,000          Simula, Inc. 8% 2004 sr. cv. sub. notes (NR).........................      832,875           721,875
   700,000          SPACEHAB, Inc. 8% 2007 cv. sub. notes* (NR)..........................      701,438           637,000
                                                                                           -----------       -----------
                                                                                             3,931,287         3,825,875
                                                                                           -----------       -----------
                    BANKING--9.3%
    50,000 shs      CNB Capital Trust I 6% SPuRS (Baa2)..................................    1,253,063         1,337,500
                      (exch. for CNB Bancshares, Inc. common stock)
    40,000 shs      National Australia Bank Ltd. 77/8% exch. capital units (A1)..........    1,038,700         1,065,000
    65,000 shs      WBK Trust 10% STRYPES*# (NR).........................................    1,906,508         1,795,625
                      (exch. for Westpac Banking Corp. common stock)
 2,165,000          BankAtlantic Bancorp 55/8% 2007 cv. sub. deb. (NR)...................    2,417,375         2,002,625
    20,600          Jefferson-Pilot Corp. 71/4% 2000 ACES# (A1)..........................    1,853,661         1,957,000
                      (exch. for NationsBank Corp. common stock)
                                                                                           -----------       -----------
                                                                                             8,469,307         8,157,750
                                                                                           -----------       -----------
                    CAPITAL GOODS--5.3%
 1,700,000          CS First Boston, Inc. 21/4% 2003 sr. medium-term
                      exch. notes* (Aa3).................................................    1,700,000         1,657,500
                      (exch. for General Electric Corp. common stock)
 1,250,000          CS First Boston, Inc. 25/8% 2003 sr. medium-term exch. notes (Aa)....    1,250,000         1,193,750
                      (exch. for Minnesota Mining and Manufacturing common stock)
   760,000          Robbins & Myers, Inc. 61/2% 2003 cv. sub. notes (NR).................      805,600           740,050
 1,200,000          U.S. Filter Corp. 41/2% 2001 cv. sub. notes (Ba3)....................    1,265,406         1,080,000
                                                                                           -----------       -----------
                                                                                             5,021,006         4,671,300
                                                                                           -----------       -----------
                    COMMUNICATIONS--10.7%
 3,000,000          Bell Atlantic Financial 53/4% 2003 cv. sub. deb.*...................     3,146,320         3,011,250
                      (exch. for cash equiv. of Telephone New Zealand common stock) (A1)
 1,000,000          Bell Atlantic Financial 41/4% 2005 cv. sub. deb.*...................     1,002,970           975,000
                      (exch. for cash equiv. of Cable & Wireless Communications
                      plc common stock) (A1)
    15,000          MediaOne Group, Inc. 61/4% 2001 PIES# (Ba1).........................       871,875           838,125
                      (exch. for AirTouch Communications, Inc. common stock)
 1,500,000          NatWest Markets 0% 2003 exch. trust securities*+....................     1,406,229         2,625,000
                      (exch. for Lucent Technologies, Inc. common stock) (AA2)
   500,000          Norddeutsche 3% 2003 euro. cv. deb..................................       580,000           586,875
                      (exch. for Deutsche Telekom AG common stock) (Aa1)
 1,000,000          Telefonica De Espana 2% 2002 gtd. exch. deb.* (NR)..................     1,000,000         1,280,000
                                                                                           -----------       -----------
                                                                                             8,007,394         9,316,250
                                                                                           -----------       -----------
                    CONSUMER GOODS--1.1%
    17,500 shs      Newell Financial Trust I 51/4% QUIPS* (Baa1)........................       878,750           981,094
                      (conv. into Newell Co. common stock)                                 -----------       -----------
                    DATA-PROCESSING SERVICES--3.3%
   500,000          Affiliated Computer Services, Inc. 4% 2005 cv. sub. notes* (Ba2)....       500,000           462,813
 1,100,000          American Express Credit Corp. 11/8% 2003 cash exch. notes (Aa3).....     1,043,144         1,072,500
 1,500,000          National Data Corp. 5% 2003 cv. sub. notes (Ba3)....................     1,518,125         1,378,125
                                                                                           -----------       -----------
                                                                                             3,061,269         2,913,438
                                                                                           -----------       -----------
                    ELECTRIC UTILITIES--0.3%
     5,000 shs      Texas Utilities Co. 91/4% FELINE PRIDES# (Baa3).....................       250,000           281,250
                                                                                           -----------       -----------

                 See accompanying notes to financial statements.

 PRINCIPAL
  AMOUNT                                                                                    IDENTIFIED           VALUE
 OR SHARES                                                                                     COST            (NOTE A)
-----------                                                                                -------------     -------------
                    ENERGY--4.7%
    10,000 shs      MCN Energy Group, Inc. 8% FELINE PRIDES# (Ba1)......................    $  502,800        $  353,125
$1,750,000          AES Corp. 41/2% 2005 cv. jr. sub. deb. (Ba1)........................     1,750,000         1,605,625
   750,000          Diamond Offshore Drilling, Inc. 33/4% 2007 cv. sub. notes (Baa2)....       765,000           691,875
   700,000          Parker Drilling Co. 51/2% 2004 cv. sub. notes (B3)..................       825,500           506,625
 1,000,000          Swiss Life Financial Ltd. 2% 2005 GEMMS* (NR).......................     1,006,563           972,500
                      (exch. for Royal Dutch Petroleum common stock)
                                                                                           -----------       -----------
                                                                                             4,849,863         4,129,750
                                                                                           -----------       -----------
                    ENTERTAINMENT--9.7%
     5,000 shs      Chancellor Media Corp. 6% cv. exch. pfd.* (Caa2)....................       250,000           359,063
    10,000 shs      Chancellor Media Corp. 7% cv. pfd. (Caa2)...........................       500,000           982,500
    28,000 shs      Houston Industries, Inc. 7% 2000 ACES# (Baa1).......................     1,460,230         2,136,750
                      (exch. for Time Warner, Inc. common stock)
    10,000 shs      News Corporation Exchange Trust 5% cv. trust originated pfd.* (Ba2).     1,006,897           955,000
                      (exch. for British Sky Broadcasting Group plc ADS's)
    50,000 shs      Triathlon Broadcasting Co. depositary shares (representing 9%
                      mandatory cv. pfd.) (NR)..........................................       525,000           475,000
 1,500,000          Clear Channel Communications, Inc. 25/8% 2003 sr. cv. notes (Baa3)..     1,500,000         1,518,750
 1,000,000          Imax Corp. 53/4% 2003 cv. sub. notes* (B1)..........................     1,000,000         1,091,250
   400,000          International CableTel, Inc. 7% 2008 cv. sub. notes* (Caa1).........       400,000           494,000
                      (conv. into NTL, Inc. common stock)
   350,000          International CableTel, Inc. 7% 2008 cv. sub. notes Reg (Caa1)......       450,625           432,250
                      (conv. into NTL, Inc. common stock)
                                                                                           -----------       -----------
                                                                                             7,092,752         8,444,563
                                                                                           -----------       -----------
                    FINANCIAL & INSURANCE--7.2%
    20,000 shs      American General Delaware, L.L.C. 6% cv. A MIPS (A2)................     1,015,875         1,640,000
    25,000 shs      Frontier Financing Trust 61/4% cv. trust originated pfd.* (Baa3)....     1,296,875         1,093,750
                      (conv. into Frontier Insurance Group, Inc. common stock)
   500,000          American International Group 21/4% 2004 cv. notes* (AAA)............       500,000           570,000
    30,000          MediaOne Group, Inc. 75/8% 1998 DECS# (A2)..........................       720,000         1,522,500
                      (exch. for Enhance Financial Services Group, Inc. common stock)
 1,375,000          Penn Treaty American Corp. 61/4% 2003 cv. sub. notes* (BB+).........     1,406,875         1,450,625
                                                                                           -----------       -----------
                                                                                             4,939,625         6,276,875
                                                                                           -----------       -----------
                    FOODS--2.9%
    10,000 shs      Apple South Financing I 7% cv. A pfd.* (B2).........................       500,000           470,000
                      (conv. into Apple South, Inc. common stock)
     5,000 shs      Apple South Financing I 7% cv. A pfd. Reg. (B2).....................       297,188           235,000
                      (conv. into Apple South, Inc. common stock)
    30,000          Ralston Purina Co. 7% 2000 SAILS# (Baa1)............................     1,861,638         1,860,000
                      (exch. for Interstate Bakeries Corp. common stock)
                                                                                           -----------       -----------
                                                                                             2,658,826         2,565,000
                                                                                           -----------       -----------
                    HEALTH CARE & DRUGS--10.6%
   750,000          Atria Communities, Inc. 5% 2002 cv. sub. notes* (B3)................       754,375           749,063
   500,000          Genzyme Corp. 51/4% 2005 cv. sub. notes* (NR).......................       500,000           550,000
 1,000,000          HealthSouth Corp. 31/4% 2003 cv. sub. notes* (Ba2)..................     1,000,000           773,125
   250,000          HealthSouth Corp. 31/4% 2003 cv. sub. notes - Reg. (Ba2)............       222,500           193,281
 1,000,000          Morgan Stanley Dean Witter Discover & Co. 0% 2001 medium-term
                      exchangeable notes (A1)...........................................     1,223,072         1,482,500
                      (exch. for ADR's representing SmithKline Beecham plc common stock)
 2,000,000          Republic National Bank of NY 17/8% 2002 sr. exch. notes (Aa1).......     1,966,855         2,135,000
                      (exch. for the cash equivalent of Merck & Co., Inc. common stock)
 2,500,000          Roche Holdings, Inc. 0% 2010 LYON* (Aa2)............................     1,203,662         1,509,375
   500,000          Sandoz Capital BVI Ltd. 2% 2002 cv. sub. notes*.....................       526,250           780,625
                      (cv. into Novartis AG common stock) (AAA)
 1,000,000          Swiss Life Financial Ltd. 2% 2003 GEMMS* (NR).......................     1,025,156         1,072,500
                      (exch. for Glaxo Wellcome PLC common stock)
                                                                                           -----------       -----------
                                                                                             8,421,870         9,245,469
                                                                                           -----------       -----------
                    MANUFACTURED HOUSING--2.0%
    40,000 shs      Fleetwood Capital Trust 6% cv. trust pfd.* (Baa3)...................     2,000,000         1,740,000
                      (conv. into Fleetwood Enterprises, Inc. common stock)                -----------       -----------

                    OFFICE EQUIPMENT--0.9%
   750,000          Xerox Credit 27/8% 2002 medium-term notes (A2)......................       740,000           798,750
                                                                                           -----------       -----------


                 See accompanying notes to financial statements.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

 PRINCIPAL
  AMOUNT                                                                                   IDENTIFIED           VALUE
 OR SHARES                                                                                    COST            (NOTE A)
-----------                                                                               -------------     -------------
                    PACKAGING--0.4%
    10,000 shs      Owens-Illinois, Inc. 43/4% cv. pfd. A (BA3).........................   $   507,800       $   357,500
                                                                                           -----------       -----------
                    RETAIL--8.8%
    32,500 shs      Dollar General Trust 81/2% STRYPES# (NR)............................     1,265,499         1,170,000
                      (conv. into Dollar General Corp. common stock)
    16,000 shs      Estee Lauder Trust 61/4% TRACES# (NR)...............................       966,573           880,000
                      (conv. into Estee Lauder Companies, Inc. common stock)
$1,000,000          Costco Companies, Inc. 0% 2017 cv. sub. notes* (A3).................       531,244           617,500
   500,000          Costco Companies, Inc. 0% 2017 cv. sub. notes - Reg. (A3)...........       310,433           308,750
 2,000,000          Home Depot, Inc. 31/4% 2001 cv. sub. notes (A1).....................     2,003,125         3,498,750
 1,000,000          Rite Aid Corp. 51/4% 2002 cv. sub. notes* (Baa1)....................     1,024,375         1,192,500
                                                                                           -----------       -----------
                                                                                             6,101,249         7,667,500
                                                                                           -----------       -----------
                    STAFFING SERVICES--1.0%
 1,000,000          Interim Services, Inc. 41/2% 2005 cv. sub. deb. (Ba3)...............     1,012,500           853,750
                                                                                           -----------       -----------
                    TECHNOLOGY--5.8%
   500,000          Arbor Software Corp. 41/2% 2005 cv. sub. notes* (NR)................       512,488           346,875
   750,000          The Bear Stearns Companies, Inc. 63/4% 2000 medium-term notes* (Aa2)       750,000           511,125
                    (exch. for Seagate Technology, Inc. common stock)
 1,500,000          Hewlett-Packard Co., Inc. 0% 2017 LYON* (Aa3).......................       832,185           799,688
     1,000          Morgan Stanley Dean Witter Discover & Co. 0% 2001 technology exch.
                      note trust certificates* (A1).....................................       933,003         1,281,250
                      (exch. for technology basket common stocks++)
   500,000          Synoptics Communications, Inc. 51/4% 2003 cv. sub. deb.*............       510,625           491,250
                      (exch. for Northern Telecommunications Ltd. common stock) (Ba3)
    37,500          Tribune Co. 61/4% 2001 DECS# (A2)...................................     1,047,656           810,938
                      (exch. for The Learning Company, Inc. common stock)
 1,000,000          VLSI Technology, Inc. 81/4% 2005 cv. sub. notes (B).................     1,012,750           862,500
                                                                                           -----------       -----------
                                                                                             5,598,707         5,103,626
                                                                                           -----------       -----------
                    U.S. TREASURY NOTES--0.0%
    25,000          61/4% 3/31/99**.....................................................        24,922            25,203
                                                                                           -----------       -----------
                    CORPORATE SHORT-TERM NOTES--8.7%
 3,000,000          American Express Credit Corp. 5.40% 10/8/98 (P1)....................     2,993,700         2,993,700
 1,300,000          American Express Credit Corp. 5.50% 10/2/98 (P1)....................     1,299,203         1,299,203
 3,300,000          American Express Credit Corp. 5.25% 10/2/98 (P1)....................     3,298,556         3,298,556
                                                                                           -----------       -----------
                                                                                             7,591,459         7,591,459
                                                                                           -----------       -----------
TOTAL CONVERTIBLE BONDS AND NOTES--68.6%................................................   $56,981,959       $59,935,536
TOTAL CONVERTIBLE PREFERRED STOCKS--20.9%...............................................    17,421,759        18,308,157
TOTAL CORPORATE SHORT-TERM NOTES--8.7%..................................................     7,591,459         7,591,459
                                                                                           -----------       -----------
TOTAL INVESTMENTS--98.2%................................................................   $81,995,177        85,835,152
                                                                                           ===========       ===========
OTHER ASSETS AND LIABILITIES, NET--1.8%.................................................                       1,603,158
                                                                                                             -----------
TOTAL NET ASSETS--100.0%................................................................                     $87,438,310
                                                                                                             ===========


 * Rule 144A security, may be sold only to qualified institutional buyers # See Note A(5)
 + Guaranteed by National Westminster Bank PLC
++ Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL
** Collateral for a letter of credit

ACES   Automatic Common Exchange Securities                        MIPS    Monthly Income Preferred Securities
ADR    American Depositary Receipts                                PIES    Premium Income Exchangeable Securities
ADS    American Depositary Shares                                  PRIDES  Preferred Redeemable Increased Dividend Equity Securities
DECS   Debt Exchangeable for Common Stock                          QUIPS   Quarterly Income Preferred Securities
FELINE Family of Equity-Linked Income Securities                   SAILS   Stock Appreciation Income Linked Securities
GEMMS  Guaranteed Exchangeable Monetisation of Multiple Shares     SPuRS   Shared Preference Redeemable Securities
LYON   Liquid Yield Option Note                                    STRYPES Structured yield product exchangeable for stock
                                                                   TRACES  Trust Automatic Common Exchange Securities

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed to be reliable but have not been audited by PricewaterhouseCoopers LLP.

The cost of investments for federal income tax purposes is $81,995,177 resulting in gross unrealized appreciation and depreciation of $8,296,422 and $4,456,447, respectively, or net unrealized appreciation of $3,839,975 on a tax cost basis.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES:
                                                                               SEPTEMBER 30, 1998
                                                                               ------------------
ASSETS:
Investments at value (Identified cost $81,995,177) (Note A)..................     $85,835,152
  Cash.........................................................................       125,709
  Receivable for securities sold...............................................       862,733
  Dividends and interest receivable............................................       634,238
  Other assets.................................................................        24,101
                                                                                  -----------
    Total assets.................................................................  87,481,933
                                                                                  -----------
LIABILITIES:
Accrued management fee (Note B)..............................................           7,807
Accrued expenses.............................................................          35,816
                                                                                  -----------
    Total liabilities............................................................      43,623
                                                                                  -----------
NET ASSETS AT VALUE..........................................................     $87,438,310
                                                                                  ===========
NET ASSETS CONSIST OF:
  Undistributed net investment income..........................................      $372,603
  Undistributed net realized gain from investment transactions ................    10,660,843
  Unrealized appreciation on investments.......................................     3,839,975
  Capital shares (Note C)......................................................        78,241
  Additional paid-in capital...................................................    72,486,648
                                                                                  -----------
NET ASSETS AT VALUE..........................................................     $87,438,310
                                                                                  ===========
Net asset value per share ($87,438,310 / 7,824,101 outstanding shares).......     $     11.18
                                                                                  ===========

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS:
FORTHE YEAR ended September 30, 1998


INVESTMENT INCOME (Note A):
  Interest.........................................................   $  2,316,713
  Dividends........................................................      1,445,407
                                                                      ------------
    Total Income.....................................................    3,762,120
                                                                      ------------
EXPENSES (Note B):
  Management fee...................................................        698,191
  Custodian fees...................................................         29,733
  Transfer agent fees..............................................         29,688
  Professional fees................................................         53,609
  Directors' fees..................................................         58,800
  Reports to shareholders..........................................         58,744
  Treasurer's office...............................................         25,000
  Other............................................................         73,364
                                                                      ------------
    Total Expenses...................................................    1,027,129
                                                                      ------------
NET INVESTMENT INCOME............................................        2,734,991
                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from investment transactions ..................     10,663,221
  Net change in unrealized appreciation of investments.............    (14,677,908)
                                                                      ------------
  Net loss on investments .........................................     (4,014,687)
                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............     $ (1,279,696)
                                                                      ============



                 See accompanying notes to financial statements.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FORTHEYEARSended September 30, 1998 and 1997
                                                                                      1998              1997
                                                                                  ------------       -----------
Increase in net assets from operations:
  Net investment income......................................................    $   2,734,991       $ 2,813,490
  Net realized gain from investment transactions.............................       10,663,221        10,543,504
  Net change in unrealized appreciation of investments.......................      (14,677,908)        8,277,974
                                                                                 -------------       -----------
    Net increase (decrease) in net assets resulting from operations..........       (1,279,696)       21,634,968
                                                                                 -------------       -----------
Dividends to shareholders from:
  Net investment income......................................................       (2,823,662)       (2,796,764)
  Net realized gain on investments...........................................      (10,545,487)       (7,057,407)
                                                                                 -------------       -----------
    Total dividends..........................................................      (13,369,149)       (9,854,171)
                                                                                 -------------       -----------
Capital share transactions (Note C)
  Value of shares issued on reinvestment of distributions....................        7,265,578         4,680,550
  Repurchase of capital shares...............................................               --           (35,184)
                                                                                 -------------       -----------
    Change in net assets resulting from capital share transactions...........        7,265,578         4,645,366
                                                                                 -------------       -----------

Increase (decrease) in net assets............................................       (7,383,267)       16,426,163
Net assets at beginning of year..............................................       94,821,577        78,395,414
                                                                                 -------------       -----------


NET ASSETS AT END OF YEAR (including undistributed net investment
  income of $372,603 and $461,274, respectively).............................    $  87,438,310       $94,821,577
                                                                                 =============       ===========

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding
                                                                                YEARS ENDED SEPTEMBER 30,
                                                       -----------------------------------------------------------------------

Per Share Operating Performance:                        1998            1997            1996            1995            1994
--------------------------------                       ------          -------         ------          ------          ------

Net asset value, beginning of year...............      $13.33          $ 11.80         $10.76           $9.72          $10.39
                                                       ------          -------         ------          ------          ------
Net investment income............................         .35              .40            .43             .48             .51
Net realized and unrealized gain (loss)..........        (.65)            2.59           1.37            1.30            (.58)
                                                       ------          -------         ------          ------          ------
  Total from investment operations...............        (.30)            2.99           1.80            1.78            (.07)
Less Distributions:
Dividends from net investment income.............        (.37)            (.40)          (.47)           (.51)           (.53)
Distributions from realized gains................       (1.48)           (1.06)          (.29)           (.23)           (.07)
                                                       ------          -------         ------          ------          ------
  Total distributions............................       (1.85)           (1.46)          (.76)           (.74)           (.60)
                                                       ------          -------         ------          ------          ------
Net asset value, end of year.....................      $11.18          $ 13.33         $11.80          $10.76           $9.72
                                                       ======          =======         ======          ======          ======

Market value, end of year .......................      $10.00          $11.250         $9.875          $9.125          $8.375
Total Investment Return:
  Based on net asset value*......................       (2.39)%          27.77%         17.43%          19.50%         (0.61)%
  Based on market value**........................        5.21%           30.93%         17.13%          18.95%         (4.46)%
Ratios/Supplemental Data:
Net assets, end of year ($000's).................      87,438           94,822         78,395          69,769          61,316
Ratio of expenses to average net assets..........         1.1%             1.2%           1.2%            1.2%            1.1%
Ratio of net investment income to
  average net assets.............................         3.0%             3.4%           3.9%            5.0%            5.2%
Portfolio turnover rate..........................          59%              71%            70%             44%             45%

-------------
  * Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
 ** Assumes valuation of the Fund's shares at market price, and reinvestment of dividends at actual reinvestment price.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(A) Ellsworth Convertible Growth and Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

1. Security Valuation

Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

2. Securities Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $13,349 was earned on cash balances held by the custodian of the Fund's assets during the year ended September 30, 1998.

3. Federal Income Taxes

It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

4. Dividends and Distributions to Shareholders

The liability for dividends and distributions payable is recorded on the ex-dividend date.

5. Market Risk

It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying security. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $13,605,313 at September 30, 1998, representing 15.6% of net assets.

(B) The management fee is paid to Davis-Dinsmore Management Company, investment adviser. The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended September 30, 1998. The officers of the Fund are also directors, officers or employees of the investment adviser, and are compensated by the investment adviser.

(C) At September 30, 1998 there were 7,824,101 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). During the year ended September 30, 1998, 713,185 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,265,578.

(D) Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $52,893,048 and $65,431,688, respectively, for the year ended September 30, 1998.

(E) A distribution of $1.41 per share, derived from net investment income of 4.8 cents, and net realized gains on investments of $1.362, was declared on October 19, 1998, payable November 28, 1998 to shareholders of record at the close of business November 2, 1998.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS




TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
  ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.



In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






                                                      PricewaterhouseCoopers LLP




New York, New York
October 16, 1998

               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
               AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN
                           PLAN AND AUTHORIZATION FORM

The Bank of New York
Dividend Reinvestment
P.O. Box 11002, Church Street Station
New York, N.Y. 10286-1002

Dear Sirs:

       I own, REGISTERED IN MY NAME......................shares of Common Stock of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company").

       I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below. As a participant in this plan (the "Plan"), I may also wish to purchase additional shares of the Company through the Plan.
AUTHORIZATION. You are authorized to act as my agent as follows:

       A.  Establish an Account in my name.

       B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

        C. In connection with any fiscal year-end capital gains distribution, take the distribution (and any dividends from net investment income payable with the distribution) in Common Stock at market price or net asset value, whichever is lower.

       D. In connection with the Company's first three quarterly dividends in each fiscal year from net investment income (and any other dividends or distributions declared by the Company, other than those paid pursuant to paragraph C), take the dividend or distribution in Common Stock at net asset value if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower than the closing market price of the Common Stock on the American Stock Exchange on that trading day, plus brokerage commissions. If the market price of the Common Stock is lower than its net asset value, take the dividend or distribution in cash and add it to my Account.

        E. As soon as practicable after each cash payment is made to my Account in accordance with paragraph D above, use the funds in my Account to buy on the American Stock Exchange as many additional full shares of the Company's Common Stock (plus a fractional interest in one share computed to three decimal places) as are available at prices which are less than net asset value. If, before you have completed the purchase of all shares for the distribution at prices less than net asset value, the market price equals or exceeds the net asset value of such shares, then you shall pay the remaining proceeds of the distribution to the Company and take the balance of the distribution in shares of Common Stock at net asset value.

        F. I understand that as a Plan participant I may also voluntarily purchase additional shares through the Plan by delivering a check payable to the Bank for at least $100, but not more than $10,000 in any month for deposit into my Account. Within 30 days, the Bank will combine all similar monies received and purchase Company shares in the open market. Checks drawn on foreign banks are subject to collection and collection fees and will be invested the next investment date after funds have been collected.

       G. You may mingle the cash in my Account with similar funds of other stockholders of the Company for whom you act as agent under the Plan. The cost of the shares and any fractional interests you buy for my Account in connection with a particular dividend, distribution or cash purchase shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend, distribution or cash purchase.

        H. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.


                                     (over)

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

        I. I understand that there is presently no service charge for you serving as my agent and maintaining my Account, except that my Account will be charged a $1.25 service fee for each cash purchase transaction on my behalf pursuant to paragraph F. You may, in addition, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose an additional service charge.

       J. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.

NAME AND ADDRESS. My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

       Please Print:

       NAME OR NAMES ...........................................................
                               (PRINT NAMES EXACTLY AS ON STOCK CERTIFICATE)

       NUMBER AND STREET........................................................

       CITY, STATE AND ZIP CODE.................................................

       SOCIAL SECURITY NUMBER...................................................

STOCK CERTIFICATES. I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

INCOME TAX. I understand that participation in the Plan for automatic investment of dividends and distributions and cash purchase of shares does not relieve me of any income tax which may be payable by me on such dividends and distributions and on expenses incurred by the Company on my behalf.

AMENDMENTS AND CHANGE OF AGENT. I understand that the company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the market price of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

TERMINATION.I may terminate my Account at any time by delivering written notice to you prior to the record date of any dividend or distribution. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their address as shown on your records, such termination to be effective as to all dividends and distributions payable to stockholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.



Signature(s) ..............................................................  Date...................
             (if shares are in more than one name, all must sign.)


             ..............................................................


                                     (over)

PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 1998

                                                                                            SHARES OR PRINCIPAL AMOUNT
                                                                               ------------------------------------------------

                                                                                                                        HELD AT
                                                                                    ADDITIONS        REDUCTIONS         9-30-98
                                                                                -----------------  --------------  -------------
    AES Corp. 41/2% 2005 cv. jr. sub. deb.                                            1,750,000                       1,750,000
    BankAtlantic Bancorp 55/8% 2007 cv. sub. deb.                                       310,000                       2,165,000
    Bell Atlantic Financial Services 41/4% 2005 cv. sub. deb. 144A (CWZ)              1,000,000                       1,000,000
    MediaOne Group, Inc. 61/4% 2001 PIES (ATI)                                           15,000                          15,000
    Norddeutsche 3% 2003 euro. cv. deb.                                                 500,000                         500,000
    Synoptics Communications, Inc. 51/4% 2003 cv. sub. deb. 144A (NT)                   500,000                         500,000
    Tribune Co. 61/4% 2001 DECS (TLC)                                                    37,500                          37,500
    AES Trust I $2.6875 term cv. securities A                                                             32,000             --
    AMF Bowling, Inc. 0% 2018 cv. deb. 144A                                                            4,900,000             --
    BEA Systems, Inc. 4% 2005 cv. sub. notes 144A                                                        750,000             --
    Central Parking Financial Trust 51/4% cv. pfd 144A                                                    25,000             --
    Credit Suisse 3% 2001 equity-linked certificates (DIS)                                             1,000,000             --
    Host Marriott Financial Trust 63/4% cv. pfd.                                                          10,000             --
    Ingersoll-Rand Co. 63/4% FELINE PRIDES                                                                39,500             --
    Lodgian Capital Trust 7% cv. trust pfd. 144A                                                          20,000             --
    Morgan Stanley Dean Witter Discover & Co. 6% 1998 DECS (CSCO)                                          7,500             --
    NatWest Markets 0% 2003 exch. trust securities 144A (LU)                                             500,000      1,500,000
    National City Corp. common stock                                                                      13,400             --
    Royal Caribbean Cruises Ltd. $3.625 cv. A pfd.                                                         5,000             --
    Unocal Capital Trust 61/4% trust cv. pfd.                                                             12,500             --



--------------------------------------------------------------------------------

    AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN Shareholders may participate in our reinvestment plan whereby all dividends and distributions are automatically invested in additional Ellsworth shares at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, The Bank of NY (The "Bank"), as your agent, will combine your dividends with those of other Plan participants, and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

    Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Bank, to be combined with other Plan monies, for purchase of additional Ellsworth shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Bank in your dividend reinvestment account.

    All registered shareholders are eligible to join the Plan. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name.

    To join the Plan, fill out and mail the authorization form located on the previous page.

ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.


THE YEAR 2000 ISSUE

BACKGROUND. Like other investment companies as well as financial and business organizations around the world, the Fund could be adversely affected if the computer systems and embedded technology used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000.

PROGRAMS AND SYSTEMS. The Adviser assessed and tested its internal computer programs and systems earlier this year to ensure these programs and systems will be Year 2000 compliant. The computers used for trading and pricing are Pentium II desktop systems, certified to be Year 2000 compliant by the manufacturer, Dell Computer. The vendors whose accounting software we use, Microsoft Corp. and Advent Software, have also supplied us with statements certifying that their products are now compliant.

2ND AND 3RD PARTY ISSUES. The Bank of New York, the Fund's custodian, transfer agent and registrar, has stated that it will meet all interim and final regulatory deadlines in order to be fully compliant by December 31, 1998. The Bank has advised the Fund that it is currently in the process of assessing, repairing and replacing, and testing the systems necessary to meet these deadlines.

Bloomberg, the Adviser's securities pricing service provider, provides periodic statements in writing that detail their strategy in dealing with the Year 2000 problem. In addition, Bloomberg states that its assessments of its trading system software have not uncovered any problems to date. Bloomberg attributes this to the fact that they started addressing the Year 2000 issue as early as 1982, since there were many financial instruments that had maturity dates subsequent to January 1, 2000.

We continue to receive updates from each of these and our other outside vendors as they become available.

Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. For this reason, earlier this year, we began reviewing public filings and web page disclosures of each issuer and assessing each with respect to Year 2000 compliance. Some of the criteria we look at are: costs incurred and estimated of system repair and replacement, whether or not there is a contingency plan prepared and the status of second and third party issues. We are continuing to monitor these disclosures and use them concurrently with our other methods of evaluating a security's value as an investment vehicle.

In addition to computers and related systems, the operation of office and facilities equipment, such as fax machines, photocopiers, telephone switches, security systems, elevators, and other common devices may be affected by the Year 2000 Problem. The Adviser is currently assessing the potential effect of, and costs of remediating, the Year 2000 Problem regarding its office and facilities equipment. The companies that provide telephone and electricity services regularly update their respective web sites with contingency plans and information on compliance status.

The Fund has not incurred any costs to date in the matter of the Year 2000 problem, nor do we expect the Fund to have any in the future.

MOST REASONABLY LIKELY WORST CASE YEAR 2000 SCENARIO FOR THE FUND. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected.

The failure to correct a material Year 2000 problem is perhaps most likely to occur with respect to the Bank of New York, the Fund's custodian, transfer agent and registrar. Although the Bank expects mission-critical systems to be compliant by 1998 year-end as stated above, the Bank cannot ensure that all the vendors it relies upon will also be completely compliant. The effects might include difficulty in the settlement of trades in a timely manner and dividend distribution delays. There is also the possibility that the Fund's fees to the Bank might be increased due to the Bank's increased cost of doing business.

For the Adviser the problems that might be faced include the lack of telephone and power service needed to perform daily pricing and trading.

Such failures and others could materially and adversely affect the Fund's results of operations, liquidity and financial condition. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers and their customers, the Fund is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

CONTINGENCY PLAN. Based on the representations made by the Bank of New York, the Fund has not made any contingency plans relating to the receipt of services the Bank provides. The Adviser currently has plans underway which include the following: an alternate site in which to do business in the event that electric and/or telephone service is lost and the purchase of laptop computers and small generators to run them. In addition, cellular telephones would be used in the event that regular telephone and Bloomberg service is lost, to contact brokers for pricing and trading. The Adviser will bear the cost of this equipment. The Adviser currently expects to have these plans in place and fully functional by May of 1999. The Adviser intends to review these plans periodically and to update them as circumstances change.


--------------------------------------------------------------------------------

Federal income tax status of dividends paid per share during fiscal year ended September 30, 1998 (unaudited):


                                             TOTAL           ORDINARY          LONG-TERM           QUALIFYING
          PAYMENT DATE                       PAID             INCOME         CAPITAL GAIN         DISTRIBUTION*
      ---------------------               ---------        ----------      ---------------      ---------------

      November 29, 1997                      $1.55            $0.266            $1.284                36%
      February 23, 1998                       0.10              0.10                --                34%
      May 28, 1998                            0.10              0.10                --                34%
      August 27, 1998                         0.10              0.10                --                34%
                                          --------         ----------      ------------
                                              1.85             0.566             1.284


*The percentages indicate the portion of each ordinary income distribution which qualifies under the Internal Revenue Code for the deduction for dividends received by corporate shareholders.


--------------------------------------------------------------------------------



IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS


Information contained within the letter to Shareholders and the Statement on The Year 2000 Issue constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes its expectations are based on reasonable assumptions, the Company's actual results could differ materially from its expectations. Factors which could cause actual results to differ from expectations include, among others, changes in the Federal Reserve Board's monetary policy, an increase in interest rates, inflation or taxes, changes to foreign and domestic markets in general, changes to the market for convertible securities or the inability of the Company's service providers and the companies whose securities the Company buys to resolve any Year 2000 issues.

                                    DIRECTORS


                                 GORDON F. AHALT

                                WILLIAM A. BENTON

                               ELIZABETH C. BOGAN

                           THOMAS H. DINSMORE, C.F.A.

                             DONALD M. HALSTED, JR.

                               GEORGE R. LIEBERMAN

                                 DUNCAN O. MCKEE

                                JANE D. O'KEEFFE

                                NICOLAS W. PLATT


                                    OFFICERS


              THOMAS H. DINSMORE                 Chairman of the Board

              JANE D. O'KEEFFE                   President

              SIGMUND LEVINE                     Senior Vice President
                                                    and Secretary

              H. TUCKER LAKE                     Vice President, Trading

              GERMAINE M. ORTIZ                  Assistant Vice President

              GARY I. LEVINE                     Treasurer and
                                                    Assistant Secretary

              MERCEDES A. PIERRE                 Assistant Treasurer


                               INVESTMENT ADVISOR
                        Davis-Dinsmore Management Company
                  65 Madison Avenue, Morristown, NJ 07960-7308
                                 (973) 631-1177
                              http://www.bcvecf.com
                             email: info@bcvecf.com


                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                              The Bank of New York
                     Shareholder Relations Department - 11E
                      P.O. Box 11258, Church Street Station
                             New York, NY 10286-1258
                                 (800) 432-8224
                           http://stkxfer.bankofny.com


                              COMMON STOCK LISTING
                             American Stock Exchange
                                   Symbol: ECF

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